SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8‑K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT - November 12, 2012
(Date of Earliest Event Reported)

AK STEEL HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No. 1-13696

Delaware	31-1401455
(State of Incorporation)	(I.R.S. Employer Identification No.)

9227 Centre Pointe Drive West Chester, OH	45069
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (513) 425-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On November 12, 2012, AK Steel Corporation (“AK Steel”) entered into an amendment to its existing $1.1 billion asset-backed revolving credit facility.  The amendment permits (i) the indebtedness to be incurred in connection with AK Steel's offering of the senior secured notes and exchangeable senior notes described below, (ii) the liens to be granted pursuant to the senior secured notes, (iii) the exchange of the exchangeable senior notes for shares of common stock of AK Steel's parent company, AK Steel Holding Corporation (“AK Holding”), and (iv) the entering into of the indenture and related documents pursuant to which the senior secured notes will be issued. A copy of the amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01    Other Events.

On November 13, 2012, AK Holding issued three press releases. These press releases announced the commencement of (i) an offering of 25,000,000 shares of its common stock in a registered offering pursuant to the registration statement on Form S-3 (File No. 333-166303) (the “Registration Statement”) filed by AK Holding and AK Steel, (ii) an offering by AK Steel of $125,000,000 aggregate principal amount of its exchangeable senior notes due 2019 in a registered offering pursuant to the Registration Statement, and (iii) a private offering by AK Steel of $350,000,000 aggregate principal amount of its senior secured notes due 2018.

The senior secured notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any other jurisdiction. As a result, they may not be offered or sold in the United States or to any U.S. persons except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The notes will be offered only to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons outside the United States under Regulation S under the Securities Act.

Copies of the press releases relating to such announcements are attached hereto as Exhibits 99.1, 99.2 and 99.3 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibit:

		10.1	First Amendment to Credit Agreement, dated as of November 12, 2012, among AK Steel Corporation, as borrower, Bank of America, N.A. as agent for the lenders, and the lenders party thereto.
		99.1	Press Release, dated November 13, 2012
		99.2	Press Release, dated November 13, 2012
		99.3	Press Release, dated November 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

	By:	/s/ David C. Horn
David C. Horn
Secretary

Dated: November 13, 2012

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Credit Agreement, dated as of November 12, 2012, among AK Steel Corporation, as borrower, Bank of America, N.A. as agent for the lenders, and the lenders party thereto.
99.1	Press Release issued on November 13, 2012
99.2	Press Release issued on November 13, 2012
99.3	Press Release issued on November 13, 2012